SUPPLEMENT TO THE PROSPECTUS,

SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ALLOCATION FUNDS

Wells Fargo Asset Allocation Fund

(the “Fund”)

Effective on July 6, Class B shares of the Fund will no longer be offered. All references to Class B shares in the Fund’s prospectuses, summary prospectus and SAI will be removed.

May 19, 2017                                                                                                                         AFNR057/P507SP